SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/a

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  November 4, 2003

Asset Backed Securities Corporation,
Home Equity Loan Trust, Series 2003-HE6
Asset Backed Pass-Through Certificates, Series 2003-HE6

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
New York	333-86750	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated December 15, 2003, in connection with the issuance of Asset Backed Securities Corporation Asset Backed Pass-Through Certificates, Series 2003-HE6, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of November 1, 2003, by and among Asset Backed Securities Corporation (the “Company”), DLJ Mortgage Capital, Inc., as seller, Option One Mortgage Corporation, as servicer and Wells Fargo Bank Minnesota, National Association, as trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 15, 2004.

ASSET BACKED SECURITIES CORPORATION

By:/s/ Joseph C. Little

Name: Joseph C. Little

Title:   Vice President

Exhibit Index

Exhibit

Page

99.1	The Pooling and Servicing Agreement dated as of November 1, 2003, by and among the Company, the Seller, the Servicer and the Trustee.	5

EXHIBIT 99.1